Ohio National Fund, Inc.

Supplement dated June 21, 2013

to the Prospectus dated May 1, 2013

The following supplements and amends the prospectus dated May 1, 2013:

Aggressive Growth Portfolio

Under the section “Management,” information regarding Ron Sachs is deleted and replaced with the following:

Doug Rao, a Portfolio Manager at Janus, has been the portfolio manager of the Portfolio since June 2013.

Small Cap Growth Portfolio

Under the section “Management,” information regarding Chad Meade and Brian A. Schaub is deleted and replaced with the following:

Jonathan D. Coleman, Co-Chief Investment Officer of Janus, has co-managed the Portfolio since May 2013. Maneesh Modi, a Co-Portfolio Manager at Janus, has co-managed the Portfolio since May 2013.

Fund Management

Under the section “Management of Portfolios,” information regarding Ron Sachs, Chad Meade and Brian A. Schaub is deleted and replaced with the following:

Doug Rao has been the Portfolio Manager of the Aggressive Growth Portfolio since June 2013. Mr. Rao is Portfolio Manager of the Janus Concentrated Growth Portfolio (effective June 3, 2013). Mr. Rao has 17 years of investing experience. He was employed for seven years by Marsico Capital Management as partner and portfolio manager of the Marsico Flexible Capital Fund and co-portfolio manager of both the Marsico Focus Fund and Marsico Growth Fund. Prior to Marsico, Mr. Rao was a senior equity analyst at TCW. Most recently, Mr. Rao was a partner and equity portfolio manager at Chautauqua Capital Management. He received a bachelor’s degree from the University of Virginia and an M.B.A. from the University of California, Los Angeles.

Jonathan D. Coleman, CFA, has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since May 2013. Mr. Coleman is Co-Chief Investment Officer of Janus Capital (through September 2013). He is Co-Portfolio Manager of Janus Small Cap Growth Portfolio, which he has co-managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus accounts and previously co-managed Janus Small Cap Growth Portfolio from 1997 to 2000. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Maneesh Modi has been a Co-Portfolio Manager of the Small Cap Growth Portfolio since May 2013. Mr. Modi is Co-Portfolio Manager of Janus Small Cap Growth Portfolio, which he has co-managed since May 2013. He joined Janus Capital in 2008 as an equity research analyst. Mr. Modi holds a Bachelor of Science degree in Economics from Duke University, where he graduated cum laude, and a Master of Business Administration degree from Harvard Business School.